July 29, 2020

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Sustainable Balanced Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Yuko Takano and Rob Stewart are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to Newton and for overall asset allocation for the fund, positions they have held since April 2019.  Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton.  Mr. Stewart is Head of Multi-Asset at Newton.  Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

The following information supersedes and replaces the fifth paragraph in "Fund Details – Management" in the prospectus:

Yuko Takano and Rob Stewart are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to Newton and for overall asset allocation for the fund, positions they have held since April 2019.  Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton.  She joined Newton in 2011.  Mr. Stewart is Head of Multi-Asset at Newton.  He joined Newton in 2003.  Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.